February 2023 Investor Presentation Refocusing Portfolio to Maximize Returns Through the Energy Transi on

Notice to Investors Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry; our ability to generate internal growth; economic and market conditions that may impact our customers’ future spending; our customer concentration and reliance on the U.S. exploration and production market; our international operations; the ongoing conflict between Russia and Ukraine; operating hazards present in the oil and natural gas and utilities industries and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering and market expansion; our ability to attract, retain, and develop qualified leaders, key employees, and skilled personnel; our expanding services in the utilities sector, which may require unionized labor; the price and availability of raw materials; inflation; capital investments, business acquisitions, and joint ventures; our market competition; technological developments and intellectual property; severe weather, natural disasters, and seasonality; public health crises, epidemics, and pandemics; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity breaches or business system disruptions; our strategic actions; our divestitures; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; share repurchases; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Disclaimers 2

Agenda Introduction End-Market Overview Summary of Key Financial Data 3

4 Introduction

Maximizing value creation through accelerated growth in high returning markets, margin expansion and consistent free cash flow generation Disciplined growth strategy generating returns through the energy transition

Company Overview

Specialty Rental and Services Company Supporting Both Traditional and Energy Transition Markets

Newpark Resources, Inc. is a **global company** supporting energy and infrastructure markets. We built a reputation for innovating and adapting to the changing needs of our customers, **delivering sustainable technologies** that enable society to prosper.

- NYSE: NR Stock Symbol
- Headquartered in The Woodlands, TX
- Operating in more than 20 countries worldwide; ~70% of 2022 revenues in North America
- Earnings primarily driven by utilities and industrial end-markets, while exposure to O&G reduced through recent divestitures
- Strong financial profile with modest debt burden and no significant near-term maturities

NEWPARK RESOURCES GLOBAL FOOTPRINT



Diverse End-Market Coverage

O&G Exploration & Production | Midstream | Petrochemical | Infrastructure Construction | Transmission & Distribution | Renewable Generation

NEWPARK

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Leader in Energy and Power Infrastructure Solutions INDUSTRIAL SOLUTIONS Power Infrastructure, O&G Construction and Renewables Preeminent provider of specialty rental and services, redefining safety & efficiency standards of the temporary worksite access market Unique business model includes integrated manufacturing of 100% recyclable DURA-BASE composite matting, which offers economic and ESG benefits vs. traditional access products Longstanding, blue-chip customer relationships across T&D utility owners and infrastructure contractors Consistent FCF generation, strong EBITDA margin, and solid ROI FLUID SYSTEMS Oil, Natural Gas, and Geothermal #1 rated** drilling and reservoir fluids solutions provider in overall performance globally Leading portfolio of sustainable water-based technologies delivering outstanding performance and reducing carbon footprint*** Globally positioned in long-term markets with established customers supported by current O&G global demand tailwinds Improved margin and FCF generation profile through recent divestitures and focused asset-light operating model 7 Providing Innova ve Product and Service Solu ons for Power T&D Infrastructure and O&G Markets 70% OF SEGMENT ADJ. EBITDA (2022)* * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ** 2022 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research *** Relative to hydrocarbon-based fluids 30% OF SEGMENT ADJ. EBITDA (2022)* 85% OF SEGMENT CAPEX (2022) 15% OF SEGMENT CAPEX (2022)

2022 Key Highlights Aligned with Strategy 8 Business Improvement and Portfolio Rebalancing for Long-term Shareholder Value Crea on ~80% of CAPEX driving expansion of rental fleet and utilities market penetration 70% growth in Adjusted EBITDA from 2021 to 2022 Divestitures provided $100m+ of liquidity and reduced asset base 5% of outstanding shares purchased in Q4 of 2022 2022 Capital Investments Adjusted EBITDA* Net Capital Employed Shares Outstanding * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ** Reflects Q4 2022 ending Net Capital Employed, less $31m of net working capital associated with business units divested in Q4 2022 and expected to be monetized in 2023.

Differentiated Model Exploiting Competitive Advantages • Self-funding organic expansion in high-growth, higher-returning infrastructure markets • Capital light Fluid Systems now positioned to generate cash through cycles • Technology, scale, and service drive customer loyalty and productivity • Global presence in diversified end markets with blue-chip customers • Modest leverage provides stability and potential inorganic growth funding • Capable of balancing growth, returns, and FCF to maximize long-term value creation for our shareholders 9 Over 50 Years of Technology & Service Innova on Posi oning Us for Tomorrow’s Opportuni es Balancing growth, returns & FCF for shareholders Investing in higher returning, more stable specialty rentals & servicesCash generation via global, capital-light, returns-focused Fluids portfolio

Transformation Not Reflected in Valuation Significant Structural Improvements Since 2019 to Accelerate Growth, Improve Margin and Capital Returns 2019 Q4 2022 Change Expanding EBITDA as we reposition the Company $82M Adjusted EBITDA* $86M Adjusted EBITDA* (Annualized) +5% Increase EBITDA generation from more stable utilities and industrial end-markets 34% Segment EBITDA generated from utilities and industrials 58% Segment EBITDA generated from utilities and industrials +70% Reduce capital employed to drive agility in cyclical industry segments $708M Net Capital Employed (EOY) $537M Net Capital Employed (EOY) -24% Deploying investment capital to higher-returning segments 56% % of Capital Expenditures directed to Industrial Solutions 83% % of Capital Expenditures directed to Industrial Solutions +48% Offset shareholder dilution through share repurchases 90M Shares outstanding (EOY) 90M Shares outstanding (EOY) --- Reduce total debt and equity-linked debt $172M ($100M) Total Principal Outstanding (Equity-Linked) $114M ($0M) Total Principal Outstanding (Equity-Linked) -34% (-100%) Average share price $7.46 $3.66 -51% * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

11 End Market Overview

Positioned Well Within Substantial Energy Megatrends

Multi Trillion-Dollar Markets Provide Long-term Opportunities for Each Newpark Division to Scale

~$14T Investment in global electrical grid to enable "electrification of everything"

Renewable Generation tie-ins and grid hardening driving long-term infrastructure development

~$12T - $26T Investment in Oil & Gas projected to meet demand in Sustainable Development Scenario over next 30 years

Geopolitical instability heightens global focus on energy security during the transition to alternative energy sources

NEW AND TRADITIONAL ENERGY OUTLOOK BY 2050

$27B+	Annual U.S. utility investment with ~10% of spend on temporary access specialty rental & services
110%+	Renewables demand growth requiring new infrastructure construction and related services
20%+	Increase in global Oil/Liquids/Natural Gas demand calling for efficient, innovative, and sustainable drilling and reservoir solutions

NEWPARK

Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Industry Consulting Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021

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Industrial Solutions

Specialty Rental and Service Platform with Broad Use in Infrastructure Markets

- Expansion of specialty rental fleet to meet long-term infrastructure build-out
- 10% CAGR in Revenues from Utilities & Industrial Markets from 2018 - 2022
- Rental fleet assets typically have 10+ year useful life, with high residual value and limited maintenance cost
- Strategic investments in technology, scale, and service to drive specialty rental differentiation and margins
- Leverage R&D to launch higher-margin products focused on driving operating efficiency and sustainability

2022 REVENUE MIX



Rental & Service (R&S)
Product Sales

NET CAPITAL EMPLOYED



$250
MILLIONS
$50
2019
2020
2021
2022

2022 ADJUSTED EBITDA MARGIN*

34%



NEWPARK

* Adjusted EBITDA Margin is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.

$0 $200 $400 $600 2019 2020 2021 2022 M IL LI O N S NAM EMEA Other • Global footprint aligned to long-term, strategic markets • Reshaped balance sheet to drive “Capital-Light” model, and reduce return cyclicality • Strong focus on margin expansion through technology, service differentiation, and working capital discipline • FCF generation to support higher-returning growth and return to shareholders Fluids Systems Agile, Capital-Light Technology & Service Platform Capable of Cash Generation Through Cycles 2022 REVENUE MIX NET CAPITAL EMPLOYED 2022 ADJUSTED EBITDA MARGIN* 5% * Adjusted EBITDA Margin is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

Long-term Capital Allocation Strategy 15 Disciplined Approach Balances Growth Investments with Return of Capital Maintain Target Leverage Invest in Growth Return Excess Cash to Investors Organic M&A• Target net leverage range of 0.5x–1.5x • Net leverage*: 1.1x • Total liquidity**: $107 million • ABL Facility matures 2027 * Net leverage ratio calculated as net debt divided by Q4 2022 annualized Adjusted EBITDA. Net debt calculated as the December 2022 balance sheet value of debt less cash and cash equivalents. ** Reflects ABL Facility availability plus cash and cash equivalents. • Continued organic investment in high returning opportunities • 80% of 2022 CAPEX driving expansion of rental fleet and utilities market penetration • Continually evaluate opportunities to accelerate Industrial strategy • Selective execution based on strategic value, size, risk and appropriate economics • Improving equity value key to inorganic strategy & shareholder value • In Q4 2022, purchased 5% of outstanding shares, reducing outstanding share count to 89.7 million

$0 $10 $20 $30 $40 2019 2022 $0 $4 $8 $12 $16 2019 2022 INTEREST EXPENSE 6% Average Borrowing Rate on Outstanding Debt • Leveraging asset-based lending to drive reductions in borrowing cost • Primary bank facility matures in May 2027 Driving Efficiency in our Transition 16 $0 $200 $400 $600 $800 Q4 '19 Q4 '22 M IL LI O N S Fluids Systems Industrial Solutions ~30% Reduction in Net Capital Employed from 2019 Levels • Q4 2022 includes $31m of working capital from U.S. minerals and Gulf of Mexico divestitures; expected to be monetized in 2023 27% Reduction in Corporate Office Expense from 2019 Levels M IL LI O N S M IL LI O N S • Streamlining cost structure as business evolves CORPORATE OFFICE (excl. depreciation)

Built on a Solid Foundation of Values Environmental Social Governance 17 Embedded in Our Operating DNA Shareholder Approval Rate of Executive Compensation * Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Reflects cumulative effect unless otherwise stated. Board Independence Independent Board Diversity Safety Drives Everything We Do Committed to Local Personnel Across Our Operations

Why Invest in Newpark Resources? Operate across the spectrum of the energy transition Global presence in large-scale energy markets Proven technologies with economic and ESG benefits Demonstrated ability to adapt and grow Balancing investment in higher growth markets with return of capital Capital structure to support growth plans 18 Leading Provider of Sustainable Technologies and Services

19 Summary of Key Financial Data

Business Segment Overview Industrial Solutions Fluids Systems 20 $0 $20 $40 $60 $80 $100 $120 $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Utilities & Other Revenue E&P Revenue Adjusted EBITDA* ($20) $0 $20 $40 $60 $80 $100 $0 $125 $250 $375 $500 $625 $750 2018 2019 2020 2021 2022** AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* Rental & Service (R&S) Product Sales NAM EMEA 2022 REVENUES NAM EMEA Other 2022 REVENUES * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ** Includes operations of Gulf of Mexico and U.S. Mineral Grinding operations, both of which were exited in Q4 2022. Divested units contributed $83 million of revenues, $5 million of depreciation expense, and a $40 million operating loss in 2022, including $29 million impairment charge. • Consistent cash flow and solid ROI • Strong Energy Transition market tailwinds • Meaningful growth opportunities • Strong O&G market tailwinds in NAM Land and EMEA • Transformative actions reshaping portfolio to improve returns

Consolidated Statements of Operations (unaudited) 21 (In thousands, except per share data) December 31, 2022 September 30, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Revenues 225,159$ 219,853$ 179,563$ 815,594$ 614,781$ Cost of revenues 186,980 187,884 153,182 694,058 529,552 Selling, general and administrative expenses 24,648 24,207 26,690 97,618 94,445 Other operating (income) loss, net (3,995) (345) (250) (4,370) (391) Impairments and other charges - 29,417 - 37,322 - Operating income (loss) 17,526 (21,310) (59) (9,034) (8,825) Foreign currency exchange (gain) loss 2,332 (1,424) (314) 389 (397) Interest expense, net 2,321 1,875 2,057 7,040 8,805 Loss on extinguishment of debt - - - - 1,000 Income (loss) before income taxes 12,873 (21,761) (1,802) (16,463) (18,233) Provision for income taxes 3,881 2,834 1,879 4,371 7,293 Net income (loss) 8,992$ (24,595)$ (3,681)$ (20,834)$ (25,526)$ Calculation of EPS: Net income (loss) - basic and diluted 8,992$ (24,595)$ (3,681)$ (20,834)$ (25,526)$ Weighted average common shares outstanding - basic 92,324 93,737 92,043 92,712 91,460 Dilutive effect of stock options and restricted stock awards 1,156 - - - - Weighted average common shares outstanding - diluted 93,480 93,737 92,043 92,712 91,460 Net income (loss) per common share - basic: 0.10$ (0.26)$ (0.04)$ (0.22)$ (0.28)$ Net income (loss) per common share - diluted: 0.10$ (0.26)$ (0.04)$ (0.22)$ (0.28)$ Three Months Ended Twelve Months Ended

Operating Segment Results (unaudited)

(In thousands)	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Revenues					
Fluids Systems	$ 167,705	$ 168,621	$ 127,892	$ 622,601	$ 420,789
Industrial Solutions	57,454	51,232	51,138	192,993	185,171
Industrial Blending	-	-	533	-	8,821
Total revenues	$ 225,159	$ 219,853	$ 179,563	$ 815,594	$ 614,781
Operating income (loss)					
Fluids Systems [1]	$ 4,828	$ (24,193)	$ 932	$ (15,566)	$ (19,012)
Industrial Solutions	17,751	10,036	9,472	43,899	42,117
Industrial Blending [2]	2,322	(526)	(1,115)	(8,002)	(2,384)
Corporate office	(7,375)	(6,627)	(9,348)	(29,365)	(29,546)
Total operating income (loss)	$ 17,526	$ (21,310)	$ (59)	$ (9,034)	$ (8,825)
Segment operating margin					
Fluids Systems	2.9%	-14.3%	0.7%	-2.5%	-4.5%
Industrial Solutions	30.9%	19.6%	18.5%	22.7%	22.7%
Industrial Blending	NM	NM	NM	NM	-27.0%

(1) Fluids Systems operating loss for the three months ended September 30, 2022 and twelve months ended December 31, 2022 includes $29.4 million of non-cash impairment charges related to the long-lived assets and inventory associated with the exit of our Gulf of Mexico operations. Fluids Systems operating loss for the twelve months ended December 31, 2021 included $5.5 million of charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs.

(2) Industrial Blending operating income for the three months ended December 31, 2022 includes a $2.6 million gain related to the sale of the blending facility and related assets, partially offset by exit and other costs. Industrial Blending operating loss for the twelve months ended December 31, 2022 includes a $7.9 million non-cash charge for the impairment of the long-lived assets as well as exit and other costs, partially offset by the $2.6 million gain upon the eventual sale of these assets.

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Impact of 2022 Divestitures (unaudited) 23 (In thousands) December 31, 2022 September 30, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Revenues Excalibar 11,922$ 17,623$ 10,816$ 55,990$ 36,396$ Gulf of Mexico 8,011 8,591 4,049 26,708 25,366 Total revenues 19,933$ 26,214$ 14,865$ 82,698$ 61,762$ Operating income (loss) Excalibar 1,127$ 888$ 385$ 3,665$ (277)$ Gulf of Mexico (4,023) (32,931) (2,257) (43,215) (6,753) Total operating income (loss) (2,896)$ (32,043)$ (1,872)$ (39,550)$ (7,030)$ Three Months Ended Twelve Months Ended Summarized operating results (including impairments and other charges) of our Excalibar business and Gulf of Mexico operations, both included in the Fluids Systems segment historical results, are shown in the following tables:

Consolidated Balance Sheets (unaudited) 24 (In thousands, except share data) December 31, 2022 December 31, 2021 ASSETS Cash and cash equivalents 23,182$ 24,088$ Receivables, net 242,247 194,296 Inventories 149,571 155,341 Prepaid expenses and other current assets 10,966 14,787 Total current assets 425,966 388,512 Property, plant and equipment, net 193,099 260,256 Operating lease assets 23,769 27,569 Goodwill 47,110 47,283 Other intangible assets, net 20,215 24,959 Deferred tax assets 2,275 2,316 Other assets 2,441 1,991 Total assets 714,875$ 752,886$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt 22,438$ 19,210$ Accounts payable 93,633 84,585 Accrued liabilities 46,871 46,597 Total current liabilities 162,942 150,392 Long-term debt, less current portion 91,677 95,593 Noncurrent operating lease liabilities 19,816 22,352 Deferred tax liabilities 8,121 11,819 Other noncurrent liabilities 9,291 10,344 Total liabilities 291,847 290,500 1,115 1,093 Paid-in capital 641,266 634,929 Accumulated other comprehensive loss (67,186) (61,480) Retained earnings 2,489 24,345 (154,656) (136,501) Total stockholders’ equity 423,028 462,386 Total liabilities and stockholders' equity 714,875$ 752,886$ Common stock, $0.01 par value (200,000,000 shares authorized and 111,451,999 and 109,330,733 shares issued, respectively) Treasury stock, at cost (21,751,232 and 16,981,147 shares, respectively)

Consolidated Statements of Cash Flows (unaudited) 25 (In thousands) 2022 2021 Cash flows from investing activities: Capital expenditures (28,273) (21,793) Proceeds from divestitures 71,286 - Business acquisitions, net of cash acquired - (13,434) Proceeds from sale of property, plant and equipment 3,217 15,999 Proceeds from insurance property claim - 1,753 Net cash provided by (used in) investing activities 46,230 (17,475) Cash flows from financing activities: Borrowings on lines of credit 287,276 286,154 Payments on lines of credit (290,886) (208,575) Purchases of Convertible Notes - (28,137) Payment on Convertible Notes - (38,567) Proceeds from term loan 3,754 8,258 Proceeds from financing obligation - 8,004 Debt issuance costs (1,499) (295) Purchases of treasury stock (20,248) (1,448) Other financing activities (3,327) (3,986) Net cash provided by (used in) financing activities (24,930) 21,408 Effect of exchange rate changes on cash (707) (1,779) Net decrease in cash, cash equivalents, and restricted cash (4,428) (859) Cash, cash equivalents, and restricted cash at beginning of period 29,489 30,348 Cash, cash equivalents, and restricted cash at end of period 25,061$ 29,489$ Twelve Months Ended December 31, (In thousands) 2022 2021 Cash flows from operating activities: Net loss (20,834)$ (25,526)$ Adjustments to reconcile net loss to net cash used in operations: Impairments and other non-cash charges 37,322 - Depreciation and amortization 38,610 42,225 Stock-based compensation expense 6,861 7,926 Provision for deferred income taxes (3,384) (1,209) Credit loss expense 1,039 664 Gain on divestitures (3,596) - Gain on sale of assets (2,809) (7,182) Gain on insurance recovery - (849) Loss on extinguishment of debt - 1,000 Amortization of original issue discount and debt issuance costs 871 3,707 Change in assets and liabilities: Increase in receivables (42,452) (61,283) Increase in inventories (46,909) (10,336) Increase in other assets (855) (726) Increase in accounts payable 10,781 36,341 Increase in accrued liabilities and other 334 12,235 Net cash used in operating activities (25,021) (3,013) Twelve Months Ended December 31,

Non-GAAP Financial Measures (unaudited) 26 Consolidated (In thousands) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Net income (loss) (GAAP) (3,681)$ 2,521$ (7,752)$ (24,595)$ 8,992$ Interest expense, net 2,057 1,206 1,638 1,875 2,321 Provision (benefit) for income taxes 1,879 (2,824) 480 2,834 3,881 Depreciation and amortization 10,216 10,452 10,111 9,696 8,351 EBITDA (non-GAAP) 10,471 11,355 4,477 (10,190) 23,545 Impairments and other charges - - 7,905 29,417 - Gain on divestitures - - - - (3,596) Facility exit costs and other 708 - 761 388 1,303 Severance costs 201 367 153 - 216 Adjusted EBITDA (non-GAAP) 11,380$ 11,722$ 13,296$ 19,615$ 21,468$ Three Months Ended The following tables reconcile the Company’s net income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA and Adjusted EBITDA:

Non-GAAP Financial Measures (unaudited) 27 Consolidated (In thousands) 2018 2019 2020 2021 2022 Net income (loss) (GAAP) 32,281$ (12,946)$ (80,696)$ (25,526)$ (20,834)$ Interest expense, net 14,864 14,369 10,986 8,805 7,040 Provision (benefit) for income taxes 14,997 9,788 (11,883) 7,293 4,371 Depreciation and amortization 45,899 47,144 45,314 42,225 38,610 EBITDA (non-GAAP) 108,041 58,355 (36,279) 32,797 29,187 Impairments and other charges - 11,422 14,727 - 37,322 Gain on divestitures - - - - (3,596) Fourchon, Louisiana hurricane-related costs - - - 2,596 - Facility exit costs and other - 2,631 (201) 2,399 2,452 Severance costs 4,621 3,814 4,773 1,898 736 Inventory write-downs - 1,881 10,345 - - Gain on legal settlement - - - (1,000) - (Gain) loss on extinguishment of debt - - (419) 1,000 - Other 3,741 3,955 - (849) - Adjusted EBITDA (non-GAAP) 116,403$ 82,058$ (7,054)$ 38,841$ 66,101$ The following tables reconcile the Company’s net income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA and Adjusted EBITDA: Twelve Months Ended

28 Non-GAAP Financial Measures (unaudited) Fluids Systems (In thousands) 2018 2019 2020 2021 2022 Revenues 715,813$ 620,317$ 354,608$ 420,789$ 622,601$ Operating income (loss) (GAAP) 40,337$ 3,814$ (66,403)$ (19,012)$ (15,566)$ Depreciation and amortization 20,922 21,202 20,555 17,877 13,875 EBITDA (non-GAAP) 61,259 25,016 (45,848) (1,135) (1,691) Impairments and other charges - 11,422 14,727 - 29,417 Gain on divestiture - - - - (971) Fourchon, Louisiana hurricane-related costs - - - 2,596 - Facility exit costs and other - 2,631 (201) 2,399 1,000 Inventory write-downs - 1,881 10,345 - - Severance costs 3,933 2,264 3,729 1,329 398 Other 1,908 605 - (849) - Adjusted EBITDA (non-GAAP) 67,100$ 43,819$ (17,248)$ 4,340$ 28,153$ Operating Margin (GAAP) 5.6% 0.6% -18.7% -4.5% -2.5% Adjusted EBITDA Margin (non-GAAP) 9.4% 7.1% -4.9% 1.0% 4.5% Industrial Solutions (In thousands) 2018 2019 2020 2021 2022 Revenues 230,735$ 199,802$ 130,469$ 185,171$ 192,993$ Operating income (GAAP) 60,604$ 47,466$ 13,030$ 42,117$ 43,899$ Depreciation and amortization 21,321 21,763 20,127 19,304 21,653 EBITDA (non-GAAP) 81,925 69,229 33,157 61,421 65,552 Severance costs 634 434 437 302 214 Gain on legal settlement - - - (1,000) - Adjusted EBITDA (non-GAAP) 82,559$ 69,663$ 33,594$ 60,723$ 65,766$ Operating Margin (GAAP) 26.3% 23.8% 10.0% 22.7% 22.7% Adjusted EBITDA Margin (non-GAAP) 35.8% 34.9% 25.7% 32.8% 34.1% Twelve Months Ended Twelve Months Ended The following tables reconcile the Company’s segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin:

Non-GAAP Financial Measures (unaudited) 29 Consolidated (In thousands) 2018 2019 2020 2021 2022 Net cash provided by (used in) operating activities (GAAP) 63,403$ 72,286$ 55,791$ (3,013)$ (25,021)$ Capital expenditures (45,141) (44,806) (15,794) (21,793) (28,273) Proceeds from sale of property, plant and equipment 2,612 13,734 12,399 15,999 3,217 Free Cash Flow (non-GAAP) 20,874$ 41,214$ 52,396$ (8,807)$ (50,077)$ Twelve Months Ended The following table reconciles the Company’s net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of free cash flow: